Mezzanine Equity	12 Months Ended
Dec. 31, 2011
Mezzanine Equity [Abstract]
Mezzanine Equity

18. MEZZANINE EQUITY

On May 11, 2011, the Company, through Gamease, acquired 68.258% of the equity interests of 7Road and began to consolidate 7Road's financial statements on June 1, 2011.

Mezzanine Equity consists of non-controlling interest in 7Road and a put option pursuant to which the non-controlling shareholders will have the right to put their equity interests in 7Road to the Company at a pre-determined price if 7Road achieves specified performance milestones in the coming three years and certain circumstances occur. The put option will expire in 2014. Since the occurrence of the sale is not solely within the control of the Company, the Company classifies the non-controlling interest as mezzanine equity instead of permanent equity in the Company's consolidated financial statements.

In accordance with ASC subtopic 480-10, the Company calculates, on an accumulative basis from the acquisition date, (i) the amount of accretion that would increase the balance of non-controlling interest to its estimated redemption value over the period from the date of the 7Road acquisition to the earliest redemption date of the non-controlling interest and (ii) the amount of net profit attributable to non-controlling shareholders of 7Road based on their ownership percentage. The carrying value of the non-controlling interest as mezzanine equity will be adjusted by an accumulative amount equal to the higher of (i) and (ii).

As of December 31, 2011, the estimated redemption value of the mezzanine equity was approximately $67.2 million based on the Company's expectation as to 7Road's financial performance. For the year ended December 31, 2011, the accretion charge was $2.6 million, and was recorded as net income attributable to the mezzanine classified non-controlling interest shareholders in the statements of comprehensive income.